[LOGO]

                                                345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281

The Korea Fund, Inc.


                                                               September 1, 1999


To the Stockholders:

     The Annual Meeting of Stockholders of The Korea Fund, Inc. (the "Fund") is to be held at 10:00 a.m., eastern time, on Wednesday, October 20, 1999, at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope -- postage prepaid -- in which to return your proxy card are enclosed.

     At the Annual Meeting, the stockholders will elect three Directors and consider the ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,

/s/Nicholas Bratt                                          /s/Juris Padegs

Nicholas Bratt                                             Juris Padegs
President                                                  Chairman of the Board

--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                              THE KOREA FUND, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of
The Korea Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of The Korea Fund, Inc. (the "Fund") has been called to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 20, 1999 at 10:00 a.m., eastern time, for the following purposes:

              (1) To elect three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

              (2) To ratify or reject the action taken by the Board of Directors
     in  selecting   PricewaterhouseCoopers   LLP  as  the  Fund's   independent
     accountants for the fiscal year ending June 30, 2000.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on August 25, 1999 are entitled to vote at the meeting or any adjournments thereof.


                                             By order of the Board of Directors,
                                             John Millette, Secretary

September 1, 1999



--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Korea Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Investment Manager"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 20, 1999 at 10:00 a.m., eastern time, and at any adjournments or postponements thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about September 1, 1999 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2) which require the approval of a majority of shares voting at the Meeting.

     Holders of record of the common stock of the Fund at the close of business on August 25, 1999 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 49,999,999 shares of common stock outstanding on the Record Date.

     The Fund provides periodic reports to all stockholders which highlight relevant information including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended June 30, 1998 and a copy of the semiannual report for the six-month period ended December 31, 1998, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                              (1) ELECTION OF DIRECTORS

     Persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the three nominees listed below as Directors of the Fund (Class II) to serve for a term of three years, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the three nominees as a Director of the Fund. Each of the nominees, except for Kesop Yun, is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity. For election of Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed below.

Class II
--------
Nominees to serve until 2002 Annual Meeting of Stockholders:


                                                                                     Shares
                          Present Office with the Fund, if                        Beneficially
                            any; Principal Occupation or            Year First       Owned         Percent
                          Employment and Directorships              Became a        June 30,          of
Name (Age)                 in Publicly Held Companies                Director       1999 (1)        Class
----------                 --------------------------                --------       --------        -----

Robert J. Callander (68)   Director,  ARAMARK  Corporation,  Barnes    1996          2,500        Less than
                           Group,  Inc., and Omnicom  Group,  Inc.;                               1/4 of 1%
                           Member,  Council on  Foreign  Relations;
                           Managing  Director,  Metropolitan  Opera
                           Association;  Trustee,  Drew University;
                           and  Visiting  Professor/Executive  -in-
                           Residence,   Columbia  Business  School,
                           Columbia   University.   Mr.   Callander
                           serves on the  boards of  certain  other
                           funds managed by Scudder Kemper.

Tai Ho Lee (76)           Chairman, Imjung Research Institute.         1984           --             --

Kesop Yun (54)
                          Dean,      College      of      Business      -- (2)        --             --
                          Administration,      Seoul      National
                          University,   Seoul,   Korea;   Visiting
                          Professor  of  London   Business  School
                          (1997-98); President, Korea Securities &
                          Economy Institute (1994-95);  President,
                          Korea Tax Association (1994-95).

Information Concerning Continuing Directors

     The Board of Directors is divided into three classes with each Director serving for a term of three years. The terms of Classes I and III Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class III
---------
Directors serving until 2000 Annual Meeting of Stockholders:


                                                                                     Shares
                          Present Office with the Fund, if                        Beneficially
                            any; Principal Occupation or            Year First       Owned         Percent
                          Employment and Directorships              Became a        June 30,          of
Name (Age)                 in Publicly Held Companies                Director       1999 (1)        Class
----------                 --------------------------                --------       --------        -----

Sang C. Lee (58)          Chairman,  CNI,  Inc.  (1999-present);      1988             --           --
                          President    and    Chief    Executive
                          Officer,   Spectron   Corporation   of
                          America,   LLC  (technology   company,
                          1994-present);               Chairman,
                          International   Cooperative  Ventures,
                          Inc.  (consulting  company);  Chairman
                          of the Boards,  Markwood  Inc. and Hub
                          City, Inc.

Wilson Nolen (72)+        Consultant;      Trustee,     Cultural      1984          35,956 (3)     Less than
                          Institutions  Retirement  Fund,  Inc.,                                   1/4 of 1%
                          New York Botanical  Garden,  Skowhegan
                          School of Painting and Sculpture;  and
                          Director,        Ecohealth,       Inc.
                          (biotechnology  company) (until 1996).
                          Mr.  Nolen  serves  on the  boards  of
                          certain   other   funds   managed   by
                          Scudder Kemper.

Class I
-------
Directors serving until 2001 Annual Meeting of Stockholders:


                                                                                     Shares
                          Present Office with the Fund, if                        Beneficially
                            any; Principal Occupation or            Year First       Owned         Percent
                          Employment and Directorships              Became a        June 30,          of
Name (Age)                 in Publicly Held Companies                Director       1999 (1)        Class
----------                 --------------------------                --------       --------        -----

Juris Padegs (67)*+       Chairman   of  the   Board;   Advisory      1991            2,140        Less than
                          Managing  Director  of Scudder  Kemper                                   1/4 of 1%
                          Investments,  Inc. Mr.  Padegs  serves
                          on the boards of certain  other  funds
                          managed by Scudder Kemper.

Chang-Hee Kim (62)*       Vice  Chairman;  President  and  Chief      1990             --             --
                          Executive  Officer,  Daewoo Securities
                          Co.,   Ltd.;   President,   Securities
                          Market    Stabilization   Fund;   Vice
                          Chairman,   Korea  Securities  Dealers
                          Association;  and Vice Chairman, Korea
                          Listed Companies Association.

Hugh T. Patrick (69)      R.D.     Calkins      Professor     of      1995            17,541       Less than
                          International    Business,    Graduate                                   1/4 of 1%
                          School    of    Business,     Columbia
                          University;    Director,   Center   on
                          Japanese    Economy   and    Business,
                          Columbia   University;    Co-Director,
                          APEC    Study     Center,     Columbia
                          University;    and   Director,   Japan
                          Society.  Mr. Patrick currently serves
                          on the  board of one  additional  fund
                          managed by Scudder Kemper.

All Directors and Officers as a group                                               68,393 (4)     Less than
                                                                                                   1/4 of 1%

--------------------------

* Directors considered by the Fund and its counsel to be "interested persons" [which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended] of the Fund or of the Fund's investment manager or Korean adviser. Mr. Padegs is deemed to be an interested person because of his affiliation with the Fund's investment manager, Scudder Kemper Investments, Inc., or because he is an Officer of the Fund or both. Mr. Kim is deemed to be an interested person because of his affiliation with the Fund's Korean adviser, Daewoo Capital Management Co., Ltd., which is a wholly owned subsidiary of Daewoo Securities Co., Ltd., or because he is an Officer of the Fund or both.

+ Messrs. Nolen and Padegs are members of the Executive Committee of the Fund.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2)  Previously served on the Board from 1984 to 1988.

(3) Mr. Nolen's total includes 26,940 shares held with sole investment and voting power and 9,016 shares held in trust for his benefit.

(4) Of which 57,568 shares are held with sole investment and voting power and 10,825 shares are held with shared investment and voting power.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section  16(a) of the  Securities  Exchange  Act of 1934,  as amended,  and
Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund, requires the fund's Officers and Directors, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("reporting persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and The New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended June 30, 1999, its reporting persons complied with all applicable filing requirements.

     According to filings with the SEC on Schedule 13G made in February 1999, Merrill Lynch & Co., on behalf of Merrill Lynch Asset Management Group, World Financial Center, North Tower, 250 Vesey Street, New York, NY, 10381 reported beneficial ownership of 3,082,479 shares, or 6.1% of the Fund's outstanding shares.

     Except as noted above, to the best of the Fund's knowledge, as of June 30, 1999, no persons owned beneficially more than 5% of the Fund's outstanding stock.

Committees of the Board -- Board Meetings

     The Board of Directors of the Fund met four times during the fiscal year ended June 30, 1999.

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

     The Board has an Audit Committee, consisting of Messrs. Callander, Gleysteen, Sang C. Lee, Tai Ho Lee, Nolen and Patrick, the Directors who are not interested persons of the Fund, of Scudder Kemper, or of Daewoo Capital Management Co., Ltd. ("Noninterested Directors"), as defined in the 1940 Act. The Audit Committee met on October 14, 1998. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and, in general, considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Committee on Independent Directors

     The Board has a Committee on Independent Directors consisting of all the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met on July 20, 1999 to consider and to nominate the nominees set forth above.

Executive Officers

     In addition to Messrs. Padegs and Kim, who are Directors and Officers of the Fund, the following persons are Executive Officers of the Fund:


                                                                                               Year First
                                           Present Office with the Fund;                      Became an
             Name (Age)                 Principal Occupation or Employment (1)                Officer (2)
             ----------                 --------------------------------------                 -----------

Nicholas Bratt (51)            President; Managing Director of Scudder Kemper                    1984
                               Investments, Inc.

Bruce H. Goldfarb (34)         Vice President and Assistant Secretary; Senior Vice               1997
                               President of Scudder Kemper Investments, Inc. since
                               February 1997;  previously practiced law with the
                               law firm of Cravath, Swaine & Moore.

Judith A. Hannaway (46)        Vice President; Senior Vice President of Scudder Kemper           1997
                               Investments, Inc. since February 1995; previously a
                               Senior Vice President in the Investment Banking Group
                               of Kidder Peabody & Company.

John R. Hebble (41)            Treasurer; Senior Vice President of Scudder Kemper                1998
                               Investments, Inc.

Kun-Ho Hwang (48)              Vice President; Deputy President of Daewoo Securities             1984
                               Co., Ltd.

Young H. Kim (43)              Vice President; Head of Planning Office; Daewoo                   1995
                               Securities Co., Ltd.

John J. Lee (41)               Vice President; Senior Vice President of Scudder Kemper           1994
                               Investments, Inc.

Ann M. McCreary (42)           Vice President; Managing Director of Scudder Kemper               1998
                               Investments, Inc.

                                       6

John Millette (37)             Vice President and Secretary; Assistant Vice President            1999
                               of Scudder Kemper Investments, Inc.

Dong Wook Park (52)            Vice President; Director of Daewoo Capital Management             1986
                               Co., Ltd.

Caroline Pearson (37)          Assistant Secretary; Senior Vice President of Scudder             1998
                               Kemper Investments, Inc. since September 1997;
                               previously practiced law with the law firm of Dechert
                               Price & Rhoads.

Kathryn L. Quirk (46)          Vice President and Assistant Secretary; Managing                  1991
                               Director of Scudder Kemper Investments, Inc.

(1) Unless otherwise stated, all the Executive Officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.
(2) The President, Treasurer and Secretary each hold office until his successor has been duly elected and qualified, and all other Officers hold offices in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder Kemper or Daewoo Capital Management Co., Ltd. ("Daewoo") was $216,137 including expenses, during the fiscal year ended June 30, 1999. Each such unaffiliated Director currently receives fees paid by the Fund of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than Audit Committee meetings and meetings held for the purposes of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). Scudder Kemper supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance at Directors' and committee meetings.

     Daewoo, which acts as Korean Adviser, pays the compensation and certain expenses of the personnel of Daewoo who serve as Directors or Officers of the Fund. The Fund will make no direct payments other than for reimbursement of travel expenses for one director, officer or employee of Daewoo or any of its affiliates who is not a resident in the United States and travel expenses of any other director, officer or employee of Daewoo or any of its affiliates who is a resident in the United States, in connection with the attendance at Board of Directors and committee meetings.

     The following Compensation Table provides, in tabular form, the following data:

Column (1): All Directors who receive compensation from the Fund.

Column (2): Aggregate compensation received by a Director from the Fund and Scudder Kemper.

Columns (3) and (4): Pension or retirement benefits accrued or proposed to be paid by the Fund Complex. The Fund does not pay its Directors such benefits.

Column (5): Total compensation received by a Director from the Fund and Scudder Kemper, plus compensation received from all funds for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5).


                                               Compensation Table
                                     for the year ended December 31, 1998

-----------------------------------------------------------------------------------------------------------------
          (1)                      (2)                     (3)              (4)                  (5)

                                                                                      Aggregate Compensation as
                                 Aggregate                                              a Director/Trustee of
                                Compensation                                              the Fund and Other
                         as a Director of the Fund                                       Scudder Kemper Funds

                                                                           Estimated
                                                         Pension or          Annual
                                         Paid by     Retirement Benefits    Benefits                 Paid by
   Name of Person,          Paid by     Scudder      Accrued As Part of        Upon      Paid by     Scudder
     Position               Fund        Kemper*        Fund Expenses       Retirement    Funds       Kemper*
-----------------------------------------------------------------------------------------------------------------
Robert J. Callander,      $12,500        $0                N/A              N/A        $37,600            $0
Director                                                                               (3 funds)

William H. Gleysteen,     $12,500        $0              $6,208+          $6,000+      $123,200       $4,675
Jr., Director**                                                                        (15 funds)

Sang C. Lee,              $11,500        $0                N/A              N/A        $11,500            $0
Director                                                                               (1 fund)

Tai Ho Lee,               $10,600        $0                N/A              N/A        $10,600            $0
Director                                                                               (1 fund)

Wilson Nolen,             $14,000        $0                N/A              N/A        $189,075       $6,375
Director                                                                               (21 funds)

Hugh T. Patrick,          $11,750        $0                N/A              N/A        $24,000            $0
Director                                                                               (2 funds)

Robert W. Lear,                $0        $0                N/A              N/A        $         0        $0
Emeritus Founding
Director#

Sidney M. Robbins,         $6,000        $0                N/A              N/A        $6,000             $0
Emeritus Founding                                                                      (1 fund)
Director#
-----------------------------------------------------------------------------------------------------------------

* During 1998 Scudder Kemper voluntarily agreed to pay the fees and expenses of Directors relating to special meetings held for the purpose of considering the proposed alliance between Zurich Insurance Company and B.A.T Industries, p.l.c., which was consummated on September 8, 1998.

** Mr. Gleysteen is not standing for reelection to the Board.

+ Retirement benefits accrued and proposed to be paid as additional compensation for serving on the Board of the Japan Fund, Inc.

# An emeritus founding director's compensation is determined by the Board of Directors in accordance with the By-Laws of the Fund. Mr. Robbins, as Emeritus Founding Director, receives an annual fee of $6,000. Mr. Lear became an Emeritus Founding Director effective October 7, 1996 and receives no additional compensation from the Fund.

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

    (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held on July 20, 1999, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending June 30, 2000. PricewaterhouseCoopers LLP are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

     The Fund's financial statements for the fiscal year ended June 30, 1999 were audited by PricewaterhouseCoopers LLP.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of PricewaterhouseCoopers LLP as independent accountants.

Investment Manager

    The Investment Manager is a Delaware corporation. Rolf Huppi* is the Chairman of the Board and Director, Edmond D. Villani# is the President, Chief Executive Officer and Director, Stephen R. Beckwith# is the Treasurer and Chief Financial Officer, Kathryn L. Quirk# is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong# is a Corporate Vice President and Director, Cornelia M. Small# is a Corporate Vice President, Chief Investment Officer and Director, Laurence Cheng* is a Director, Gunther Gose* is a Director and William H. Bolinder[ is a Director of the Investment Manager. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn L. Quirk, Lynn S. Birdsong and Cornelia M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of Rolf Huppi is serving as the Chairman and Chief Executive Officer of Zurich Financial Services Group ("Zurich"); the principal occupation of Laurence Cheng is serving as a senior partner of Capital Z Partners, an investment fund; the principal occupation of Gunther Gose is serving as the Chief Financial Officer of Zurich; the principal occupation of William H. Bolinder is serving as a member of the Group Executive Board of Zurich.

------------------------

*    Mythenquai 2, Zurich, Switzerland

#    345 Park Avenue, New York, New York

[   1400 American Lane, Schaumburg, Illinois

     On September 7, 1998, the businesses of the Zurich Group (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. Zurich Financial Services Group is 57% owned by Zurich Allied AG, a listed Swiss holding company, and 43% owned by Allied Zurich p.l.c., a listed U.K. holding company. The home offices of Zurich Financial Services Group and Zurich Allied AG are located at Mythenquai 2, 8002 Zurich, Switzerland, and the home office of Allied Zurich p.l.c. is located at 22 Arlington Street, London, England SW1A 1RW, United Kingdom.

     The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH") a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Trust"); and 9.66% by the Trust. There are no outstanding non-voting securities of the Investment Manager.

Korean Adviser

     The Korean Adviser, an investment adviser registered under the United States Investment Advisers Act of 1940, was organized in February 1988 under the laws of the Republic of Korea. The Korean Adviser is wholly owned by Daewoo Securities Co., Ltd., Daewoo Securities Building, 34-3 Youido-dong, Yongdung po-gu, Seoul, Korea, the largest Korean securities firm in terms of paid-in capital and revenues in 1996 and an underwriter in the Fund's first four public offerings. Daewoo Securities Co., Ltd. is affiliated with Daewoo Corporation, a conglomerate headquartered in Seoul, Korea. Daewoo Heavy Industry, an affiliate of Daewoo Corporation and other affiliates of Daewoo Corporation own approximately 16.3% of Daewoo Securities Co., Ltd.

     The Korean Adviser has the following Board of Directors:


      Name and Position
   with the Korean Adviser             Principal Occupation                        Address
   -----------------------             --------------------                        -------

     Segeun Lee                        President and Chief Executive    Hyundai APT 17-805
     Executive Vice President          Officer,                         Myungil-Dong, Kangdong-Gu
                                       Daewoo Capital                   Seoul, Korea
                                       Management Co., Ltd.

     Ki-Ho Ohm                         Auditor,                         Sinsigagi APT 327-301
     Auditor                           Daewoo Capital                   Mok-Dong Yangchon-Gu
                                       Management Co., Ltd.             Seoul, Korea

     Dong-Wook Park                    Executive Director               Jeongbal-Maeul APT 707-203
                                                                        Madu-Dong, Koyang City
                                                                        Kyungki Province, Korea

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder Kemper will not consider sales of shares of funds advised by Scudder Kemper, although it may place such transactions with brokers and dealers that sell shares of funds advised by Scudder Kemper. In addition, when it can be done consistently with its policy of obtaining the most favorable net results in placing Fund brokerage, Scudder Kemper is authorized to place such brokerage with brokers and dealers who supply brokerage and research services to Scudder Kemper. Allocation of portfolio transactions is supervised by Scudder Kemper.

Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that properly comes before the Meeting or any adjournments thereof in accordance with their best judgment.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by Officers of the Fund or personnel of Scudder Kemper. The Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to assist in the proxy solicitation. The cost of their services is estimated at $3,500 plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Shareholder Communications Corporation, in person, by telephone or by facsimile will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by October 20, 1999, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

     Stockholders wishing to submit proposals for inclusion in a proxy statement for the 2000 meeting of stockholders of the Fund should send their written proposals to John Millette, Secretary of the Fund, c/o Scudder Kemper Investments, Inc. at 345 Park Avenue, New York, New York 10154, by May 3, 2000. The timely submission of a proposal does not guarantee its inclusion.

     The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2000 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address on or before July 18, 2000. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors,

John Millette
Secretary

345 Park Avenue
New York, New York 10154

September 1, 1999

PROXY                             THE KOREA FUND, INC.                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               Annual Meeting of Stockholders -- October 20, 1999

   The undersigned hereby appoints Juris Padegs, Kathryn L. Quirk and Bruce H. Goldfarb and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of The Korea Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Korea Fund, Inc. to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 20, 1999 at 10:00 a.m., eastern time, and at any adjournments or postponements thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed on the reverse side.

1. The election of Directors:

FOR all nominees listed below                      WITHHOLD AUTHORITY
(except as marked to the contrary below /    /     to vote for all nominees
                                                     listed below /    /

Nominees: Class II: Robert J. Callander, Tai Ho Lee and Kesop Yun (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


               ---------------------------------------------

2. Ratification of the selection of PricewaterhouseCoopers LLP as independent
   accountants:                     FOR /    /   AGAINST /    /   ABSTAIN /    /

The Proxies are authorized to vote in their discretion on any other business as may properly come before the meeting and any adjournments thereof.


                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT /    /

                            PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                                            NO POSTAGE IS REQUIRED


Please sign exactly as      Signature:.................. Date:............, 1999
your name or names appear.
When signing as attorney,
executor, administrator,
trustee or guardian,
please give you full title
as such.
                            Signature:.................. Date:............, 1999